Exhibit 99.1

ServisFirst Bancshares Inc. NYSE: SFBS February 2026

Forward - Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward - looking statements" for the purpose of the safe harbor provided by Section 21 E of the Securities Exchange Act of 1934 and Section 27 A of the Securities Act of 1933 . The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “could,” “would,” “might” and similar expressions often signify forward - looking statements . Such statements involve inherent risks and uncertainties . ServisFirst Bancshares, Inc . cautions that such forward - looking statements, wherever they occur in this presentation or in other statements attributable to ServisFirst Bancshares, Inc . , are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc . ’s senior management and involve risks and uncertainties that could cause actual results to differ materially from those suggested by the forward - looking statements . Such forward - looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward - looking statements, including, but not limited to : general economic conditions, especially in the credit markets and in the Southeast ; the performance of the capital markets ; changes in interest rates, yield curves and interest rate spread relationships ; changes in accounting and tax principles, policies or guidelines ; changes in legislation or regulatory requirements ; changes as a result of our reclassification as a large financial institution by the FDIC ; changes in our loan portfolio and the deposit base ; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, the Federal Reserve policies in connection with continued or re - emerging inflationary pressures and the ability of the U . S . Congress to increase the U . S . statutory debt limit as needed ; computer hacking or cyber - attacks resulting in unauthorized access to confidential or proprietary information ; substantial, unexpected or prolonged changes in the level or cost of liquidity ; the cost and other effects of legal and administrative cases and similar contingencies ; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral ; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets ; and increased competition from both banks and non - bank financial institutions . For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward - looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10 - K, in our Quarterly Reports on Form 10 - Q, and our other SEC filings . If one or more of the assumption forming the basis of our forward - looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward - looking information and statements contained herein . Accordingly, you should not place undue reliance on any forward - looking statements, which speak only as of the date made . ServisFirst Bancshares, Inc . assumes no obligation to update or revise any forward - looking statements that are made from time to time . Non - GAAP Financial Measures - This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

$17.7B Total Assets ServisFirst By The Numbers Organic Growth Story • Single bank BHC founded in Birmingham, Alabama • Organic asset growth since the bank was founded in 2005 (1) : 23% CAGR High - Performing Metropolitan Commercial Bank • Total Assets (2) : $17.7 billion • Stockholders’ Equity (2) : $1.9 billion • ROAA (3) : 1.56% • Efficiency Ratio (3) : 32.89% Strong Balance Sheet and Income Growth • Gross Loans CAGR (4) : 13% • Total Deposits CAGR (4) : 13% • Net Income for Common CAGR (4) : 16% • Diluted EPS CAGR (4) : 16% $1.9B Stockholders’ Equity 16% Diluted EPS CAGR 23% Organic Asset CAGR Since 2005 32.89% Efficiency Ratio 1.56% ROAA 1. 20 - year compounded annual growth rate (CAGR) calculated from 12/31/05 – 12/31/2025; excludes the impact of ServisFirst’s one acquisition in 2015 – approximately $200 million 2. As of December 31, 2025 3. For 12 months ended December 2025 4. 10 - year compounded annual growth rate (CAGR) calculated from 12/31/15 – 12/31/25 3

Simple Business Model with Focus on Core Banking Our Business Strategy Loans and deposits are primary drivers – Not ancillary services Limited branch footprint with technology - driven efficiency – Serving markets with precision Big bank products community bank service – Best of both worlds for customers Adjusted deposit focus + C&I lending emphasis – Conservative, profitable lending Scalable, decentralized business model – Regional CEOs drive revenue and relationships Opportunistic expansion in attractive geographies – Teams of best bankers in each market Disciplined growth company – High standards for performance 4

Key Principles • Identify great bankers in attractive markets • Focus on people, not just places • Target minimum $300M in assets within 3 years Market Strategies • Regional CEOs execute simple business model • Centralized risk management • Non - legal board of directors comprised of key business people Customer Focus • Professional banking services to mid - market commercial customers • Customers neglected by larger regional and national banks • Personalized service approach Future Expansion • Southern metropolitan markets focus • Industry contact network leverage • Selective growth strategy Opportunistic Expansion Model 5

Milestones (Assets) 0 2 4 6 8 10 12 14 16 18 20 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Asset Milestone Total Asset (Billions) • Founded in May 2005 with initial capital raise of $35 million • Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since 6

ServisFirst Bank Milestones (Branches) 2005 - 2011 • Founded, Birmingham, AL • Huntsville, AL • Montgomery , AL • Dothan, AL • Correspondent Banking • Pensacola, FL 2012 - 2015 • Mobile, AL • Nashville, TN • Initial Public Offering • Metro Bank Acquisition • Charleston, SC • Atlanta, GA 2016 - 2020 • Tampa Bay, FL • Fairhope, AL • Fort Walton, FL • Sarasota, FL • Columbus, GA 2021 - 2022 • Venice, FL • Orlando, FL • Panama City, FL • Charlotte, NC • Tallahassee, FL • Asheville, NC 2023 - 2025 • Virginia Beach, VA • Lake Norman, NC • Tallahassee Mortgage, FL • Memphis, TN • Auburn, AL • Houston, TX Two Decades of Strategic Growth Across the Southeast. 7

Consistently Building Shareholder Value • Tangible Book Value has increased year/year by a minimum of 10% every year since the bank opened in 2005 (20 - year CAGR (1) = 16%) • Stock Price has increased by more than 4,300% (3) since initial capital raise in 2005 (20 - year CAGR (1) = 21%) • Dividend has increased each year since initial public offering in 2014 0.7 0.8 0.92 1.12 1.2 1.34 2020 2021 2022 2023 2024 2025 18.15 20.99 23.64 26.20 29.38 33.62 2020 2021 2022 2023 2024 2025 1. 20 – year CAGR = 12/31/2005 – 12/31/25 2. 5 – year CAGR = 12/31/2020 – 12/31/25 3. Split adjusted (6 - for - 1) stock price for 2005 initial capital raise was 1.67 per share. Closing stock price on 12/31/25 was 71.7 9 8 Tangible Book Value Per Share Annual Dividend Per Share

Strategic Geographical Footprint 9 35 Banking Locations, Across 8 States

Our Regions 1. Represents metropolitan statistical areas (MSAs) ) 2. As of December 31, 2025 3. As reported by the FDIC as of 6/30/2025 4. Includes Tallahassee Mortgage LPO and Tallahassee Full - Service Office 10 Total Offices (2) Region (1) (%) Total MSA Deposits (3) ($ in billions) Alabama 8.6 52.9 3 Birmingham - Hoover 0.2 4.5 1 Auburn - Opelika 21.3 4.3 2 Dothan 10.4 12.2 2 Huntsville 6.5 10.1 2 Mobile 1.8 6.7 1 Daphne - Fairhope - Foley 14.7 9.5 2 Montgomery Florida 2 5.1 1 Crestview - Fort Walton Beach - Destin 3 30.1 2 North Port - Sarasota - Bradenton 0.1 70.1 1 Orlando - Kissimmee - Sanford 1 4.8 1 Panama City 7.9 8.2 2 Pensacola - Ferry Pass - Brent 1.3 8.8 2 Tallahassee (4) 0.4 128.1 1 Tampa - St. Petersburg - Clearwater Georgia 0.4 246 2 Atlanta - Sandy Springs - Roswell 0.3 9.9 1 Columbus North Carolina 0.02 477.3 2 Charlotte - Concord - Gastonia 0.4 10.6 1 Asheville South Carolina 1.6 23.1 2 Charleston - North Charleston Tennessee 0.8 98.3 1 Nashville - Davidson - Murfreesboro - Franklin 0.3 42 1 Memphis, TN - MS - AR Virginia Beach 0.3 30 1 Virginia Beach - Norfolk - Newport News Texas N/A 264.8 1 Houston 1557.4 35 Total

Our Business Model Loan Making and Deposit Taking • Traditional commercial banking services • No focus on non - traditional business lines Culture of Cost Control • “Branch light” model, with an average of $431 million in deposits per banking center • Utilize technology and centralized infrastructure • Staff concentrated on production and risk management • Key products include remote deposit capture (about two - thirds of checks are deposited via remote and mobile deposit), cash management, and remote currency management • Certain functions are outsourced C&I and Owner - Occupied CRE Lending Expertise • Comprises 43% of gross loans • Target customers: privately held businesses with $2 to $250 million in annual sales, professionals, and affluent consumers 11

Scalable, Decentralized Structure Local decision - making • Emphasize local decision - making to drive customer revenue • Centralized, uniform risk management and support • Conservative local lending authorities, covers most lending decisions • Geographic organizational structure (as opposed to line of business structure) Regional CEOs empowered and held accountable • Utilize stock - based compensation to align goals Top - down sales culture • Senior management actively involved in customer acquisition 12

Capacity For Growth Potential for significant growth in both loan and deposit book size of current calling officers • Approximately 60% of the bank’s loan book is managed by approximately 20% of the bank’s calling officers and approximately 64% of the bank’s deposit book is managed by approximately 20% of the bank’s calling officers • Average outstanding loan balances per officer as of 12/31/25 was $69 million and average deposit balances per officer was $77 million • Strive for a minimum of $75 million in outstanding loans and deposits for every calling officer, resulting in approximately $5.3 billion in potential additional loan balances and $5.5 billion in potential additional deposits balances • Approximately 32% of calling officers manage loan and/or deposit books in excess of $75 million Focused on identifying motivated, customer service - oriented bankers • Regularly meet with potential new bankers • Sustainable growth achieved through exceptional customer service which builds client loyalty and leads to customer referrals 13

Risk Management & Credit Process • Lending focuses on middle market clients with Regional CEO and credit officers approving secured loan relationship up to $5MM; relationships greater than $5MM are approved by the CCO and/or members of executive management • Centralized monitoring of ABL relationships greater than $2MM and centralized monitoring of commercial construction projects greater than $3MM • Independent loan review examines 35 - 40% of the committed balances annually to affirm risk rating accuracy and proper documentation • The top three industry exposures as of 12/31/25 are: – Real Estate (35%), Service Industry (13%) and Retail (8%). • The top three C&I and C&I OOCRE portfolio industries are: Retail (16%), Manufacturing (9%), and Health Care (9%). C&I and C&I OOCRE loans account for 43% of the total loan portfolio • The Bank does not lead any Share National Credits (SNCs); the Bank does participate in 12 relationships that are classified as SNCs with current balances of $93MM as of 12/31/25 • As of 12/31/25, CRE as a percent of capital was 297% and AD&C as a percent of capital was 71% • Approximately 92% of the Bank’s CRE loans are located in Bank’s eight state footprint 14

Correspondent Banking Footprint Total Balance ($000s) Fed Funds Purchased Deposits (Interest Bearing) Deposits (Non Interest Bearing) # of Relationships Date $2,459,953 $1,371,628 $751,689 $336,636 388 12/31/2025 $2,402,181 $1,470,100 $617,363 $314,718 388 9/30/2025 $2,497,439 $1,599,135 $577,960 $320,344 385 6/30/2025 $3,155,554 $2,358,326 $511,565 $285,662 378 3/31/2025 $2,716,226 $1,913,728 $523,966 $278,532 378 12/31/2024 $2,218,109 $1,542,623 $419,960 $255,526 380 9/30/2024 $1,890,538 $1,097,153 $529,169 $264,215 377 6/30/2024 15 15

Thomas A. Broughton Chairman, President and CEO Previously President/CEO of First Commercial Bank; American Banker's 2009 Community Banker of the Year David A. Sparacio EVP and Chief Financial Officer Previously EVP, Corporate Controller for Ameris Bank Rodney E. Rushing EVP and Chief Operating Officer Previously EVP of Correspondent Banking at BBVA - Compass Jim H. Harper SVP and Chief Credit Officer Previously EVP and Senior Credit Risk Officer for Cadence Bank Our Management Team J. Harold Clemmer EVP Chief Banking Officer Previously EVP and Regional CEO Atlanta and Virgina Beach Bart E. McBride EVP Sales Manager Previously EVP Commercial Banking at ServisFirst Bank B. Harrison Morris Regional President & CEO South Alabama Previously Market President of Wachovia’s operation in Dothan 16

Our Regional Management Team Jim O. Holtcamp EVP and Regional CEO Huntsville Previously EVP Commercial Banking at ServisFirst Bank Huntsville G. Carlton Barker EVP and Regional CEO Montgomery Previously Group President for Regions Bank Southeast Alabama Bank Group. B. Harrison Morris Regional President & CEO of South Alabama Previously Market President of Wachovia’s operation in Dothan. Rex D. McKinney EVP and Regional CEO Northwest Florida Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus) EVP and Regional CEO Mobile Previously CEO of BankTrust for over 20 years. Bradford A. Vieira EVP and Regional CEO Tennessee Previously SVP and Commercial Banking Manager at ServisFirst Bank. Thomas G. Trouche EVP and Regional CEO Charleston Previously Executive Vice President Coastal Division for First Citizens Bank. J. Harold Clemmer EVP Chief Banking Officer Previously EVP and Regional CEO Atlanta and Virgina Beach Gregory W. Bryant EVP and Regional CEO West Central Florida Previously President and CEO of Bay Cities Bank in Tampa Bay. Rick A. Manley EVP and Regional CEO North Carolina Previously Mid Atlantic President for First Horizon Bank. Christopher J. Dvorachek EVP and Regional CEO Texas Previously EVP/Managing Director of Commercial Banking for Woodforest National Bank 17 W. Bibb Lamar

Financial Results

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets prior to our initial public offering (IPO) and $56.9 million from the IPO 1) 10 – year CAGR = 12/31/2015 – 12/31/2025 63 81 93 137 149 170 208 252 207 227 277 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net Income Available to Common Stockholders ($millions) 1.2 1.72 1.72 2.53 2.76 3.13 3.82 4.61 3.79 4.16 5.06 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Diluted Earnings Per Common Share Income Growth 10 - year (1) CAGR = 16% 10 - year (1) CAGR = 16% 19

▪ Primary focus on building Adjusted deposits, highlighted by non - interest - bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well - balanced loan portfolio Deposit Mix (1) 3.01% Cost of Interest - Bearing Deposits (2) Loan Portfolio (1) 6.29% Yield on Loans (2) 1) For period ending December 31, 2025 2) Average for the three months ended December 31, 2025 Non - interest bearing 19% CDs 10% NOW, Money market, and savings 71% Commercial & industrial 23% Real estate - construction 11% CRE owner occupied 20% Consumer mortgage 12% CRE non - owner occupied 34% Consumer 0% Balance Sheet Makeup 20

Loan Growth by Type Dollars in Thousands YTD Growth 12/31/2025 12/31/2024 Loan Type $ 276,842 $ 3,146,736 $ 2,869,894 Commercial, Financial and Agricultural $ (31,678) $ 1,457,628 $ 1,489,306 Real Estate - Construction Real Estate - Mortgage: $ 192,680 $ 2,739,823 $ 2,547,143 Owner - Occupied Commercial $ 227,090 $ 1,671,713 $ 1,444,623 1 - 4 Family Mortgage $ 422,146 $ 4,603,389 $ 4,181,243 Other Mortgage $ 841,916 $ 9,014,925 $ 8,173,009 Subtotal: Real Estate - Mortgage $ 3,996 $ 77,623 $ 73,627 Consumer $ 1,091,076 $ 13,696,912 $ 12,605,836 Total Loans 21

▪ 35% of the fixed rate loan portfolio matures within the next two years at a weighted average rate of 5.14% ▪ 87% of floating rate loans have a floor; weighted average floor rate is 4.74% ▪ Over $1.8 billion of projected cash flows from fixed rate loans over the next 12 months at a weighted average rate of 5.08% ▪ Slightly liability sensitive profile driven by a well - balanced rate structure Note: Loan balances and weighted average rates exclude credit card portfolios, deferred costs, overdrafts, in process accoun ts and loan fees. Repricing Opportunity 22 Fixed Rate Loan Maturity Table as of 12.31.2025 Over 5 Years 4 to 5 Years 3 to 4 Years 2 to 3 Years 1 to 2 Years 1 Year or Less Dollars in thousands 141,154 183,181 195,921 92,772 170,751 164,583 Commercial, financial and agricultural 94,210 86,165 18,631 55,632 53,160 36,694 Real estate - construction Real estate - mortgage 501,912 376,479 182,225 182,543 269,042 235,487 Owner - occupied commercial 775,583 82,012 27,973 20,535 57,225 61,069 1 - 4 family mortgage 350,566 325,701 267,253 311,568 696,560 551,558 Non - owner occupied commercial 1,628,062 784,193 477,452 514,647 1,022,827 848,114 Subtotal: Real estate - mortgage 372 1,897 1,634 1,143 1,711 5,412 Consumer 1,863,797 1,055,436 693,638 664,193 1,248,448 1,054,803 Total 5.35% 6.38% 6.36% 5.79% 5.10% 5.18% Weighted average rate Variable Rate Loan Maturity Table as of 12.31.2025 Over 5 Years 4 to 5 Years 3 to 4 Years 2 to 3 Years 1 to 2 Years 1 Year or Less Dollars in thousands 106,546 176,552 180,872 146,062 371,505 1,114,981 Commercial, financial and agricultural 77,014 120,876 122,991 100,129 240,622 454,720 Real estate - construction Real estate - mortgage 134,590 260,405 286,900 109,322 63,092 128,934 Owner - occupied commercial 332,343 57,517 39,438 30,367 36,805 131,055 1 - 4 family mortgage 158,928 217,143 424,040 269,267 460,562 549,395 Non - owner occupied commercial 625,861 535,065 750,378 408,956 560,459 809,383 Subtotal: Real estate - mortgage 5,511 616 877 485 16,271 23,746 Consumer 814,933 833,108 1,055,118 655,632 1,188,857 2,402,830 Total 6.40% 6.38% 6.44% 6.57% 6.54% 6.69% Weighted average rate

Commercial Real Estate Trends Current Period Year Ended December 31, 12/31/2025 2024 2023 2022 2021 2020 (In Thousands) $ 157,346 $ 117,620 $ 109,800 $ 105,954 $ 74,811 $ 62,383 1 - 4 Family Construction Speculative $ 125,385 $ 108,714 $ 90,772 $ 116,556 $ 96,144 $ 55,899 1 - 4 Family Construction Sold $ 61,695 $ 57,278 $ 47,560 $ 35,530 $ 37,753 $ 50,777 Resi Acquisition & Development $ 1,347,178 $ 1,248,669 $ 1,038,283 $ 869,483 $ 459,122 $ 316,372 Multifamily Permanent $ 53,150 $ 41,600 $ 49,672 $ 51,816 $ 37,130 $ 36,179 Residential Lot Loans $ 79,831 $ 46,225 $ 36,694 $ 50,717 $ 60,132 $ 51,195 Commercial Lots $ 151,792 $ 162,435 $ 151,470 $ 164,932 $ 134,774 $ 54,793 Raw Land $ 828,427 $ 955,433 $ 1,033,652 $ 1,006,883 $ 662,333 $ 282,389 Commercial Construction $ 679,662 $ 597,129 $ 545,866 $ 537,466 $ 363,610 $ 304,858 Retail $ 379,474 $ 308,910 $ 301,244 $ 321,210 $ 363,410 $ 342,586 Nursing Home or Assisted Living Facility $ 472,080 $ 434,407 $ 413,729 $ 384,209 $ 290,075 $ 260,982 Office Building $ 603,154 $ 592,214 $ 458,329 $ 409,720 $ 259,986 $ 134,902 Hotel or Motel $ 1,121,842 $ 999,913 $ 899,659 $ 978,145 $ 847,093 $ 643,979 All Other CRE Income Property $ 6,061,017 $ 5,670,548 $ 5,176,730 $ 5,032,620 $ 3,686,371 $2,597,292 Total CRE (Excluding O/O CRE) $ 2,039,091 $ 1,859,978 $ 1,691,212 $ 1,532,890 $ 1,303,623 $1,108,672 Total Risk - Based Capital (Bank Level) 297% 305% 306% 328% 283% 234% CRE as % of Total Capital $13,696,912 $12,605,836 $ 11,658,829 $ 11,687,968 $ 9,653,984 $8,465,688 Total Gross Loans 44% 45% 44% 43% 39% 31% CRE as % of Total Portfolio $ 2,629,991 $ 2,445,914 $ 2,257,163 $ 2,199,280 $ 1,874,103 $1,693,427 CRE Owner Occupied 19% 19% 19% 19% 20% 20% CRE OO as % of Total Portfolio 129% 132% 133% 143% 144% 153% CRE OO as % of Total Capital Acquisition, Development, & Construction Trends $ 1,457,628 $ 1,489,305 $ 1,519,619 $ 1,532,388 $ 1,103,076 $ 593,614 AD&C 71% 80% 100% 100% 85% 54% AD&C as % of Total Capital 11% 12% 13% 13% 12% 7% AD&C as % of Total Portfolio Credit Trends 23

Strong loan growth while maintaining asset quality discipline Allowance for Credit Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 0.21% 0.09% 0.12% 0.14% 0.26% 0.97% 2020 2021 2022 2023 2024 2025 0.22% 0.13% 0.15% 0.18% 0.34% 1.23% 2020 2021 2022 2023 2024 2025 0.36% 0.03% 0.08% 0.10% 0.09% 0.21% 2020 2021 2022 2023 2024 2025 1.04% 1.22% 1.25% 1.32% 1.30% 1.25% 2020 2021 2022 2023 2024 2025 Credit Quality 24

Consistent Earnings Results and Strong Momentum Adjusted Return on Average Assets (1) Adjusted Return on Average Equity (1) Adjusted Return on Average Common Equity (1) Net Interest Margin 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included at the end of this presentation. 1.59% 1.55% 1.71% 1.42% 1.40% 1.62% 2020 2021 2022 2023 2024 2025 18.55% 19.47% 20.73% 15.71% 15.07% 16.66% 2020 2021 2022 2023 2024 2025 3.31% 2.94% 3.32% 2.81% 2.82% 3.12% 2020 2021 2022 2023 2024 2025 18.55% 19.48% 20.73% 15.71% 15.07% 16.67% 2020 2021 2022 2023 2024 2025 Profitability Metrics 25

41.54% 38.69% 38.75% 40.60% 39.47% 34.71% 32.57% 33.28% 30.29% 31.84% 31.30% 38.28% 37.34% 32.09% 1.64% 1.51% 1.47% 1.55% 1.41% 1.32% 1.26% 1.20% 1.05% 0.98% 1.07% 1.11% 1.11% 1.04% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Core Efficiency Ratio Core Non-interest Expense / Average Assets Our Operating Structure and Business Strategy Enable Efficient, Profitable Growth. Adjusted Efficiency Ratio (1) and Adj. Non - interest Expense / Average Assets (1) (1) (1) 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included at the end of this presentation . Efficiency 26

Estimated Change in Net Interest Income Over 12 Month Time Horizon % change in NII from year 1 base, b ased on parallel shift in yield curve, and a static balance sheet Scenario 51% of loans are variable rate Variable - Rate Loans 19% of deposits are held in non - interest - bearing demand deposit accounts Deposit Mix 2.9% 1.3% - 1.8% 5.1% 1.8% - 2.5% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Down 200 bps Down 100 bps Up 200 bps Ramp Scenario Shock Scenario Interest Rate Sensitivity 27

▪ Birmingham, Alabama – Key Industries : Metals manufacturing, finance, insurance, healthcare services and distribution – Key Employers : Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, Shipt , Brasfield & Gorrie, Coca - Cola and University of Alabama at Birmingham ▪ Huntsville, Alabama – Key Industries : U.S. government, aerospace/defense, commercial and university research – Key Employers : U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Technicolor, SAIC, DirecTV, Lockheed Martin, University of Alabama Huntsville, Boeing, and Toyota Motor Manufacturing ▪ Montgomery, Alabama – Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing, medical technology and education – Key Employers : Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, Auburn University, SiO2 Medical Products, GE Aerospace, and MOBIS Alabama Our Regions: Centers for Continued Growth 28

▪ Dothan, Alabama – Key Industries: Agriculture, manufacturing, defense, financial services, and healthcare – Key Employers: Southeast Health Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Globe Motors, AAA Cooper Transportation, Fort Moore, TSYS, Aflac, Piedmont Columbus Regional ▪ Northwest Florida – Key Industries: Military, health services, medical technology industries, and tourism – Key Employers: Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Ascension Health System, Baptist Healthcare, West Florida Regional Hospital, University of West Florida, Ascend Performance Materials, Tyndall Air Force Base, Coastal Systems Station Naval Surface Warfare Center, Florida State University, Amazon, Tallahassee Memorial Healthcare, GE Wind Energy, St. Joe Company, Eastern Ship building Inc., and Berg Steel Pipe Corp ▪ Mobile, Alabama – Key Industries: Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing – Key Employers: Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, University of South Alabama, VT Mobile Aerospace, Outokumpu and EADS Our Regions: Centers for Continued Growth (cont.) 29

▪ Tennessee – Key Industries : Healthcare, manufacturing, entertainment, transportation, education and technology – Key Employers : HCA Holdings, Nissan North America, Dollar General Corporation, Asurion, Community Health Systems, FedEx, AutoZone, Vanderbilt University, BlueCross BlueShield and International Paper ▪ Charleston, South Carolina – Key Industries : Maritime, information technology, higher education, military, manufacturing, and tourism – Key Employers : Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud, Trident Health, Mercedes - Benz Vans and SAIC ▪ Atlanta, Georgia – Key Industries : Logistics, media, information technology, education and entertainment – Key Employers : Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, Georgia Tech, Lockheed Martin and Cox Enterprises Our Regions: Centers for Continued Growth (cont.) 30

▪ West Central Florida – Key Industries : Defense, financial services, information technology, healthcare, transportation, grocery, manufacturing, and tourism – Key Employers : Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, Sarasota Memorial Health Care System, Beall’s Inc., Teco Energy, Walt Disney World Resort, Advent Health, Publix, and Lockheed Martin ▪ North Carolina – Key Industries : Financial services, manufacturing, energy, automotive, food processing and healthcare – Key Employers : Bank of America, Wells Fargo, Duke Energy, Atrium Health, Novant Health, Lowe’s, TIAA, Nucor, Sonic Automotive, Compass Group North America, Novo Nordisk, Campbell’s, and Mission Health System ▪ Virginia Beach, Virginia – Key Industries : Defense, manufacturing, trade, information, utilities, m aritime, hospitality , professional services, and healthcare – Key Employers :  Naval Air Station Oceana - Dam Neck, Ft. Story, Sentara Healthcare, GEICO,  STIHL, Novant Health, Huntington Ingalls Industries, Dominion Energy, Newport News Shipbuilding, Jefferson Labs, LifeNet Health and Siemens Gamesa ▪ Houston, Texas – Key Industries: Energy , healthcare, aerospace, technology, logistics and trade – Key Employers: Chevron, Houston Methodist, MD Anderson Cancer Center, NASA, Hewlett Packard Enterprise, Amazon, and United Airlines Our Regions: Centers for Continued Growth (cont.) 31

1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included at the end of this presentation. 2) Non - GAAP financial measures. "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures o f financial performance recognized by generally accepted accounting principles in the United States, or GAAP. Dollars in Millions Except per Share Amounts 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 Balance Sheet $17,727 $17,352 $16,130 $14,596 $15,449 $11,933 $8,948 $8,007 $7,082 $6,370 Total Assets $13,525 $12,441 $11,506 $11,542 $9,416 $8,378 $7,185 $6,465 $5,792 $4,860 Net Loans $14,219 $13,543 $13,274 $11,547 $12,453 $9,976 $7,530 $6,916 $6,092 $5,420 Deposits 95% 92% 87% 100% 76% 84% 95% 93% 95% 90% Net Loans / Deposits $1,850 $1,617 $1,440 $1,298 $1,152 $993 $843 $715 $608 $523 Total Equity Profitability $276.6 $227.2 $206.9 $251.5 $207.7 $169.6 $149.2 $136.9 $93.1 $81.5 Net Income $276.5 $227.2 $206.8 $251.4 $207.7 $169.5 $149.2 $136.9 $93.0 $81.4 Net Income Available to Common $287.1 $228.5 $206.8 $251.4 $210.0 $169.5 $147.9 $136.9 $96.3 $81.4 Adj. Net Income Available to Common (1) 1.62% 1.40% 1.37% 1.71% 1.55% 1.59% 1.71% 1.88% 1.48% 1.42% Adj. ROAA (1) 16.67% 15.07% 15.13% 20.73% 19.48% 18.55% 19.00% 20.96% 16.96% 16.64% Adj. ROAE (1) 16.66% 15.07% 15.13% 20.73% 19.47% 18.55% 18.99% 20.95% 16.95% 16.63% Adj. ROACE (1) 3.12% 2.82% 2.81% 3.32% 2.94% 3.31% 3.46% 3.75% 3.68% 3.42% Net Interest Margin 32.09% 37.34% 40.67% 31.30% 31.84% 30.29% 33.31% 32.57% 34.71% 39.47% Adj. Efficiency Ratio (1) Capital Adequacy 10.37% 9.25% 8.85% 8.81% 7.38% 8.22% 9.27% 8.77% 8.39% 7.99% Tangible Common Equity to Tangible Assets (2) 11.65% 11.42% 10.91% 9.55% 9.95% 10.50% 10.50% 10.12% 9.51% 9.78% Common Equity Tier 1 RBC Ratio 10.26% 9.59% 9.12% 9.29% 7.39% 8.23% 9.13% 9.07% 8.51% 8.22% Tier I Leverage Ratio 11.66% 11.42% 10.92% 9.55% 9.96% 10.50% 10.50% 10.13% 9.52% 9.78% Tier I RBC Ratio 12.93% 12.90% 12.45% 11.03% 11.58% 12.20% 12.31% 12.05% 11.52% 11.84% Total RBC Ratio Asset Quality 0.97% 0.26% 0.14% 0.12% 0.09% 0.21% 0.50% 0.41% 0.25% 0.34% NPAs / Assets 0.21% 0.09% 0.10% 0.08% 0.03% 0.36% 0.32% 0.20% 0.29% 0.11% NCOs / Average Loans 1.25% 1.30% 1.32% 1.25% 1.22% 1.04% 1.05% 1.05% 1.02% 1.06% Credit Loss Reserve / Gross Loans Per Share Information 54,624,955 54,570,138 54,461,580 54,326,527 54,227,060 53,943,751 53,623,740 53,375,195 52,992,586 52,636,896 Common Shares Outstanding $33.87 $29.63 $26.45 $23.89 $21.24 $18.41 $15.71 $13.40 $11.47 $9.93 Book Value per Share $33.62 $29.38 $26.20 $23.64 $20.99 $18.15 $15.45 $13.13 $11.19 $9.65 Tangible Book Value per Share (2) $5.06 $4.16 $3.79 $4.61 $3.82 $3.13 $2.76 $2.53 $1.72 $1.52 Diluted Earnings per Share $5.25 $4.18 $3.79 $4.61 $3.86 $3.13 $2.74 $2.53 $1.78 $1.52 Adj. Diluted Earnings per Share (1) Our Financial Performance: Key Operating and Performance Metrics 32

2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 Dollars in Thousands Nonaccrual Loans: 26,756 25,692 7,217 7,108 4,343 11,709 14,729 10,503 9,712 7,282 Commercial, Financial & Agricultural 35,885 - 111 - - 234 1,588 997 - 3,268 Construction 13,578 8,744 7,089 3,312 1,021 1,259 10,826 3,358 556 - Owner - Occupied Commercial Real Estate 9,440 3,051 4,426 1,524 1,398 771 1,440 2,046 459 74 1 - 4 Family 81,977 1,259 506 506 - - 1,507 5,022 - - Other Real Estate Loans 715 - - - - - - - 38 - Consumer 168,351 39,501 19,349 12,450 6,762 13,973 30,091 21,926 10,765 10,624 Total Nonaccrual Loans 478 2,965 2,184 5,391 5,335 4,981 6,021 5,844 60 6,263 Total 90+ Days Past Due & Accruing 168,829 42,466 21,533 17,841 12,097 18,954 36,112 27,770 10,825 16,887 Total Nonperforming Loans 2,583 2,531 995 248 1,208 6,497 8,178 5,169 6,701 4,988 Other Real Estate Owned & Repossessions 171,412 44,997 22,528 18,089 13,305 25,451 44,290 32,939 17,526 21,875 Total Nonperforming Assets Allowance for Credit Losses: 164,458 153,317 146,297 116,660 87,942 76,584 68,600 59,406 51,893 43,419 Beginning of Year (2,000) Impact of Adoption of ASC 326 (1) Charge - Offs: (24,906) (12,115) (13,229) (9,256) (3,453) (23,936) (15,015) (11,428) (13,910) (3,791) Commercial, Financial and Agricultural (46) - (108) - (14) (1,032) - - (56) (815) Real Estate - Construction (4,038) - - - - - - - - - Owner - Occupied Commercial (1,168) - - - - - - - - - Non - Owner Occupied Commercial (5,509) (998) (171) (221) (279) (4,397) (6,882) (1,042) (2,056) (380) Real Estate - Mortgage: (707) (571) (1,073) (660) (368) (203) (592) (283) (310) (212) Consumer (31,166) (13,684) (14,581) (10,137) (4,114) (29,568) (22,489) (12,753) (16,332) (5,198) Total Charge - Offs Recoveries: 2,900 3,021 2,800 2,012 1,135 252 306 349 337 49 Commercial, Financial and Agricultural 30 8 3 - 52 32 3 112 168 76 Real Estate - Construction 1 - - - - - - - - - Owner - Occupied Commercial - - - - - - - - - - Non - Owner Occupied Commercial 1 31 - - 86 140 13 46 89 146 Real Estate - Mortgage: 115 212 83 155 42 68 107 38 26 3 Consumer 3,046 3,272 2,886 2,167 1,315 492 429 545 620 274 Total Recoveries (28,120) (10,412) (11,695) (7,970) (2,799) (29,076) (22,060) (12,208) (15,712) (4,924) Net Charge - Offs - - - - - - 7,406 - - - Allocation from LGP 35,347 21,587 18,715 37,607 31,517 42,434 22,638 21,402 23,225 13,398 Provision for Credit Losses Charged to Expense 171,683 164,458 153,317 146,297 116,660 87,942 76,584 68,600 59,406 51,893 Allowance for Credit Losses at End of Period As a Percent of Year to Date Average Loans: 0.21% 0.09% 0.10% 0.08% 0.03% 0.36% 0.32% 0.20% 0.29% 0.11% Net Charge - Offs 0.27% 0.18% 0.16% 0.36% 0.36% 0.52% 0.33% 0.35% 0.43% 0.30% Provision for Credit Losses 1.25% 1.30% 1.32% 1.25% 1.22% 1.04% 1.05% 1.05% 1.02% 1.06% Allowance for Credit Losses As a Percentage of: Loans Our Financial Performance: Asset Quality, Credit Loss Reserve, and Charge - Offs 33

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures We recognized a $ 7 . 8 million loss on sale of available - for - sale debt securities in non - interest income during the third quarter of 2025 due to continued restructuring of the portfolio . We recognized an $ 8 . 6 million loss on sale of available - for - sale debt securities in non - interest income during the second quarter of 2025 due to restructuring of the portfolio . We reversed a $ 2 . 3 million legal reserve from interest expense during the second quarter of 2025 . These adjustments to our results are unusual, or infrequent, in nature and are not considered to be part of our non - interest expense, non - interest income and interest expense run rates, respectively . During the fourth quarter of 2023 , we recorded a one - time expense of $ 7 . 2 million associated with the FDIC’s special assessment to recapitalize the Deposit Insurance Fund following bank failures in the spring of 2023 . This assessment was updated in the first quarter of 2024 resulting in additional expense of $ 1 . 8 million . These expenses are unusual, or infrequent, in nature and not part of the noninterest expense run rate . Each of adjusted net income, adjusted net income available to common stockholders, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average common stockholders’ equity and adjusted efficiency ratio excludes the impact of these items, net of tax, and are all considered non - GAAP financial measures . During the fourth quarter of 2021 , we recorded $ 3 . 0 million of expenses associated with our Adjusted operating system conversion scheduled to be completed during the third quarter of 2022 . The expenses relate to negotiated liquidated damages of our existing system contracts and the procurement of our data from those providers . We recorded a $ 1 . 7 million credit to our FDIC and other regulatory assessments expense in 2019 as a result of the FDIC’s Small Bank Assessment Credit . We recorded $ 3 . 1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31 , 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed into law in December 2017 . The revaluation adjustment of our net deferred tax asset position was impacted by a number of factors, including increased loan charge - offs in the fourth quarter of 2017 , increases in deferred tax liabilities relating to depreciation expense on our new headquarters building, and dividends from our captive real estate investment trusts . In 2017 we also recorded expenses of $ 347 , 000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building . We recorded expenses of $ 2 . 1 million in 2015 related to the acquisition of Metro Bancshares, Inc . and the merger of Metro Bank with and into the bank, and recorded an expense of $ 500 , 000 resulting from the initial funding of reserves for unfunded loan commitments, consistent with guidance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06 - 17 . We recorded a non - routine expense of $ 703 , 000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets . The table below presents computations of earnings and certain other financial measures which exclude the significant adjustments discussed above . These non - GAAP financial measures include “adjusted net income available to common stockholders,” “adjusted earnings per share, basic,” “adjusted earnings per share, diluted,” “adjusted return on average assets,” “adjusted return on average stockholders’ equity,” “adjusted return on average common stockholders’ equity” and “adjusted efficiency ratio . ” Adjusted earnings per share, basic is adjusted net income available to common stockholders divided by weighted average shares outstanding . Adjusted earnings per share, diluted is adjusted net income available to common stockholders divided by weighted average diluted shares outstanding . Adjusted return on average assets is adjusted net income divided by average total assets . Adjusted return of average stockholders’ equity is adjusted net income divided by average total stockholders’ equity . Adjusted return of average common stockholders’ equity is adjusted net income divided by average common stockholders’ equity . The adjusted efficiency ratio is adjusted non - interest expense divided by the sum of adjusted net interest income and adjusted non - interest income . Our management and board use these non - GAAP measures for reporting financial performance to internal users for management purposes and externally as part of presentations to investors . We believe these non - GAAP financial measures provide useful information to management, our board and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP ; however, we acknowledge that these non - GAAP financial measures have inherent limitations, are not audited and are not required to be uniformly applied . All amounts are in thousands, except share and per share data . 34

As Of and For the Period Ended December 31, 2014 As Of and For the Period Ended December 31, 2015 As Of and For the Period Ended December 31, 2016 As Of and For the Period Ended December 31, 2017 As Of and For the Period Ended December 31, 2018 As Of and For the Period Ended December 31, 2019 As Of and For the Period Ended December 31, 2020 As Of and For the Period Ended December 31, 2021 As Of and For the Period Ended December 31, 2022 As Of and For the Period Ended December 31, 2023 As Of and For the Period Ended December 31, 2024 As Of and For the Period Ended December 31, 2025 21,601 $ 25,465 $ 44,258 $ 37,618 $ 45,615 $ 37,735 51,740 65,527 $ Provision for income taxes - GAAP 865 829 - 132 421 756 2,619 452 3,539 Adjustment for non - routine expense/credit 22,466 $ 26,294 $ 44,126 $ 38,039 $ 46,371 $ 40,354 52,192 69,066 $ Adjusted provision for income taxes - non - GAAP % 1.39% 1.38% 1.43% 1.73% 1.53% 1.37% 1.39% 1.56 Return on average assets - GAAP 52,377 $ 63,540 $ 93,092 $ 149,180 $ 207,734 $ 206,853 $ 227,242 $ 276,603 $ Net income - GAAP 1,612 1,767 3,274 - 1,185 2,251 7,817 1,347 10,560 Adjustment for non - routine expense/credit 53,989 $ 65,307 $ 96,366 $ 147,995 $ 209,985 $ 214,670 $ 228,589 $ 287,163 $ Adjusted net income - non - GAAP 3,758,184 $ 4,591,861 $ 6,495,067 $ 8,638,604 $ 13,555,221 $ 15,066,716 $ 16,333,383 $ 17,746,068 $ Average assets % 1.44% 1.42% 1.48% 1.71% 1.55% 1.42% 1.40% 1.62 Adjusted return on average assets - non - GAAP % 14.43% 15.30% 16.37% 19.15% 19.26% 15.13% 14.98% 16.05 Return on average common stockholders' equity - GAAP 51,946 $ 63,260 $ 93,030 $ 149,180 $ 207,672 $ 206,791 $ 227,180 $ 276,541 $ Net income available to common stockholders - GAAP 1,612 1,767 3,274 - 1,185 2,251 7,817 1,347 10,560 Adjustment for non - routine expense/credit 53,558 $ 65,027 $ 96,304 $ 147,995 $ 209,923 $ 214,608 $ 228,527 $ 287,101 $ Adjusted net income available to common stockholders - non - GAAP 320,005 $ 413,445 $ 568,228 $ 779,071 $ 1,078,075 $ 1,366,708 $ 1,516,855 $ 1,722,929 $ Average common stockholders' equity % 16.74% 15.73% 16.95% 18.99% 19.47% 15.71% 15.07% 16.66 Adjusted return on average common stockholders' equity - non - GAAP 1.05 $ 1.20 $ 1.72 $ 2.76 $ 3.82 $ 3.79 $ 4.16 $ 5.06 $ Diluted earnings per share - GAAP 49,636,442 52,885,108 54,161,788 54,103,074 54,434,573 54,530,797 54,624,234 54,666,274 Weighted average shares outstanding, diluted - GAAP 1.08 $ 1.23 $ 1.78 $ 2.73 $ 3.86 $ 3.94 $ 4.18 $ 5.25 $ Adjusted diluted earnings per share - non - GAAP 7.41 $ 8.65 $ 9.93 $ 11.47 $ 13.4 $ 15.71 $ 18.41 $ 21.24 $ 23.89 $ 26.45 $ 29.63 $ 33.87 $ Book value per share - GAAP 367,255 449,147 522,889 607,604 715,203 842,682 992,852 1,152,015 1,297,896 1,440,405 1,616,772 1,850,347 Total common stockholders' equity - GAAP - 15,330 - 14,996 - 14,787 - 14,449 - 14,179 - 13,908 - 13,638 - 13,615 - 13,615 - 13,615 - 13,615 Adjusted for goodwill and other identifiable intangible assets 367,255 $ 433,817 $ 507,893 $ 592,885 $ 700,754 $ 828,503 $ 978,944 $ 1,138,377 $ 1,284,281 $ 1,426,790 $ 1,603,157 $ 1,836,732 $ Tangible common stockholders' equity - non - GAAP 7.41 $ 8.35 $ 9.65 $ 11.19 $ 13.13 $ 15.45 $ 18.15 $ 20.99 $ 23.64 $ 26.2 $ 29.38 $ 33.62 $ Tangible book value per share - non - GAAP % 8.96% 8.81% 8.21 8.58% 8.93% 9.42% 8.32% 7.46% 8.89% 8.93% 9.32% 10.44 Stockholders' equity to total assets - GAAP 4,098,679 $ 5,095,509 $ 6,370,448 $ 7,082,384 $ 8,007,382 $ 8,947,653 $ 11,927,955 $ 15,448,806 $ 14,595,753 $ 16,129,668 $ 17,351,643 $ 17,727,190 $ Total assets - GAAP - 15,330 14,996 - 14,719 - 14,449 - 14,179 - 13,908 - 13,638 - 13,615 - 13,615 - 13,615 - 13,615 Adjusted for goodwill and other identifiable intangible assets 4,098,679 $ 5,080,179 $ 6,355,452 $ 7,067,665 $ 7,992,933 $ 8,933,474 $ 11,914,047 $ 15,435,168 $ 14,582,138 $ 16,116,053 $ 17,338,028 $ 17,713,575 $ Total tangible assets - non - GAAP % 8.96% 8.54% 7.99 8.39% 8.77% 9.27% 8.22% 7.38% 8.81% 8.85% 9.25% 10.37 Tangible common equity to total tangible assets - non - GAAP GAAP Reconciliation 35